UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2020

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

77/7 Al Farabi Ave., “Esentai Tower” BC, Floor 7, Almaty, Kazakhstan 050040
(Address of principal executive offices) (Zip Code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (the “Amendment No. 1”) is being filed as an amendment to the Current Report on Form 8-K filed by Freedom Holding Corp. (the “Company”) on August 3, 2020 (the “Original 8-K”) with the Securities and Exchange Commission. The Original 8-K was filed to disclose that Freedom Finance JSC, a Company subsidiary (the “Buyer”), had entered into the Bank Kassa Nova JSC Ordinary Share Purchase and Sale Agreement dated July 29, 2020 to acquire all of the issued and outstanding ordinary shares of Bank Kassa Nova JSC, subject to certain closing conditions, including approval of all required regulatory approvals and entry into certain other agreements between the parties including a Preferred Shares Sale and Purchase Agreement of Bank Kassa Nova JSC, (the “Preferred Shares SPA”) with Mr. Bulat Zhamitovich Utemuratov, the owner of the Preferred Shares (“Utemuratov”). A form of the proposed Preferred Shares SPA was filed as Exhibit 2.02 to the Original 8-K. The purpose of this Amendment No. 1 is to report that that the Preferred Shares SPA, dated September 17, 2020, has been executed by the parties and to file a copy of the executed Preferred Shares SPA as Exhibit 2.02 to this Amendment No. 1.

Other than as described herein, this Amendment No. 1 does not reflect events that may have occurred subsequent to the date of the Original 8-K and does not otherwise modify or update disclosures made in the Original 8-K, which is incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement

The Buyer and Utemuratov have entered into the Preferred Shares SPA, dated September 17, 2020. Closing of the Preferred Shares SPA is subject to the conditions to closing described in the Original 8-K. The Preferred Shares SPA is written in Russian and Kazakh, an English translation of which is filed as Exhibit 2.02 to this Amendment No. 1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Exhibit Description

2.02
Preferred Shares Sale and Purchase Agreement of Bank Kassa Nova Joint-Stock Company (Subsidiary Bank of ForteBank Joint-Stock Company), dated September 17, 2020, by and between Mr. Bulat Zhamitovich Utemuratov and Freedom Finance JSC(1)(2)(3)

(1)
This exhibit is an English translation of a foreign language document. FRHC hereby agrees to furnish supplementally to the SEC, upon request, a copy of the foreign language document.
(2)
The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). FRHC agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.
(3)
Certain portions of this exhibit (indicated by “[***]”) have been omitted in accordance with Regulation S-K Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: September 23, 2020	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer